UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2012 (December 7, 2012)

WABCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33332	20-8481962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Chaussee de Wavre, 1789 1160 Brussels, Belgium One Centennial Avenue, P.O. Box 6820, Piscataway, NJ		08855-6820
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: 32-2-663-9-800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a regular meeting of the Board of Directors (the “Board”) of WABCO Holdings Inc. (the “Company”) held on December 7, 2012, the Board, acting upon the recommendation of the Compensation, Nominating and Governance Committee (the “CNG Committee”), amended provisions of its By-Laws to implement a majority voting standard in director elections. The new provisions of the By-Laws require any incumbent director nominee to submit an irrevocable resignation to the Board, contingent on that director receiving a Majority Withheld Vote (as defined below) and acceptance of the resignation by the Board. The CNG Committee will consider the resignation of any director nominee who receives more “withheld” votes than “for” votes in an uncontested election of directors (a “Majority Withheld Vote”) and recommend to the Board whether to accept the resignation. The Board will decide whether to accept the resignation within 90 days following certification of the stockholder vote. The Board’s decision will be disclosed on a Form 8-K filed with the Securities and Exchange Commission.

The amendments to the By-Laws, which became effective immediately, are summarized below. Italicized text represents the new language added to the By-Laws by the amendment.

Article II, Section 16. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right, if any, of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors, (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (ii) by any stockholder of the Corporation (a) who is a stockholder of record on the date of the giving of the notice provided for in this Section 16 and on the record date for the determination of stockholders entitled to notice of and to vote at such meeting, (b) who is entitled to vote at such meeting and (c) who complies with the notice procedures set forth in this Section 16.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an Annual Meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within thirty (30) days before or after such anniversary date, or in the case of the Corporation’s first Annual Meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (ii) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class or series and number of shares of capital stock (if any) of the Corporation which are owned beneficially or of record by the person and (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (a) the name and record address of such stockholder, (b) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (c) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (d) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (e) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

In order for any incumbent director to become a nominee of the Board of Directors for further service on the Board of Directors, such person must submit an irrevocable resignation, contingent on (i) that person receiving a Majority Withheld Vote in an uncontested election, each as defined in Section 1 of Article III, and (ii) acceptance of that resignation by the Board of Directors.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 16. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Article III, Section 1. Number and Election of Directors. The Board of Directors shall consist of not less than three (3) or more than fifteen (15) members, the exact number of which shall be fixed, from time to time, exclusively pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors, and subject to the rights of the holders of Preferred Stock, if any, the exact number may be increased or decreased (but not to less than three (3) or more than fifteen (15)). Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In the event any nominee for director in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” his or her election (with “broker nonvotes” not counted as a vote “withheld” from or “for” such person’s election) (a “Majority Withheld Vote”), the Compensation, Nominating and Governance Committee (or comparable committee appointed by the Board of Directors) shall promptly consider the director’s resignation and make a recommendation to the Board of Directors on whether to accept the director’s resignation, taking into account such factors as the Compensation, Nominating and Governance Committee may in its discretion determine appropriate, and the Board of Directors shall vote on whether to accept such resignation. The Board of Directors shall act on the recommendation of the Compensation, Nominating and Governance Committee within ninety (90) days following certification of the stockholder vote. Any director who receives a Majority Withheld Vote shall not participate in the Compensation, Nominating and Governance Committee’s recommendation or Board of Directors action regarding whether to accept the director’s resignation. If a majority of the directors serving on the Compensation, Nominating and Governance Committee received a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves to consider the resignations and recommend to the Board of Directors whether to accept them.

Promptly thereafter, the Board of Directors will disclose its decision regarding whether to accept the director’s resignation in a Form 8-K filed with the Securities and Exchange Commission. For this purpose, an “uncontested election” shall mean that, ten (10) days prior to the record date for determining stockholders entitled to notice of the meeting of stockholders at which directors are to be elected, the number of nominees does not exceed the number of directors to be elected.

A director shall hold office until the Annual Meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Directors need not be stockholders. The Board of Directors shall be divided into three classes, designated Classes I, II and III, the number of directorships in each of which Classes shall be as nearly equal in number as possible. The initial division of the members of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the Board of Directors. The term of the initial Class I Directors shall terminate on the date of the 2008 annual meeting; the term of the initial Class II Directors shall terminate on the date of the 2009 annual meeting; and the term of the initial Class III Directors shall terminate on the date of the 2010 annual meeting. At each succeeding annual meeting of stockholders beginning in 2008, successors to the class of Directors whose term expires at that annual meeting shall be elected to a three-year term. If the number of Directors is changed, any increases or decreases shall be apportioned among the Classes so as to attain or maintain in each Class a number of directors as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document

3.2	Amendment No. 1 to the Amended and Restated By-Laws of WABCO Holdings Inc., effective as of December 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2012	WABCO HOLDINGS INC.

	By:	/S/VINCENT PICKERING
	Name:	Vincent Pickering
	Title:	Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description of Document

3.2	Amendment No. 1 to the Amended and Restated By-Laws of WABCO Holdings Inc., effective as of December 7, 2012